UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

CENTRA FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Elmer Prince Drive P.O. Box 656 Morgantown, West Virginia	26507-0656
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (304) 598-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On April 29, 2011, Centra Financial Holdings, Inc. announced declaration of a cash dividend after its regularly scheduled Board meeting.
Item 9.01 Exhibits
(c) Exhibits.
99.1 Press release announcing a cash dividend.

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2011	Centra Financial Holdings, Inc.

By	/s/ Darren K. Williams
Darren K. Williams, Vice President and
Chief Financial Officer